©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary Alliance Data NYSE: ADS Q3 2010 Exhibit 99.2

NYSE: ADS  |  Q3 2010 2
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Opportunity: ~$300 Billion Addressable Market
• Marketing spend is shifting from traditional mass marketing to data-enabled, multi-channel direct marketing
• The digital channel spend directed toward transaction-based, ROI solutions:
• Strong double-digit growth market
• Still less than 10% of $300+ billion prize
Traditional
Mass
Marketing
Direct and
Digital
Marketing
47%
36%
$190 Billion
$128 Billion
Alliance Data’s
Addressable
Market
In 2009 $26B
spent in digital,
and expected to
grow to $40B in
2012
Sources: ZenithOptimedia for Core Advertising March 2010;
DMA 2010 Statistical Fact Book; and
Forrester US Interactive Marketing Forecast 2009

NYSE: ADS  |  Q3 2010 3
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Designs and executes
ROI-based marketing
programs that deliver
measurable results
Designs, delivers and
manages a suite of
loyalty marketing
programs and services
to profitably change
customer behavior
Drives sales for our
clients by providing
marketing driven
branded credit
programs that build
customer loyalty
Three Businesses.  One Focus.
The largest and most comprehensive provider of
transaction-based marketing and loyalty solutions. These
solutions are delivered through 3 businesses:
Private Label

Hilton
kraft foods
make today delicious
Pfizer
Bank of America
VISA
BMO Bank of Montreal
VICTORIA'S SECRET
RONA
Doing it right
ANN TAYLOR
J.CREW
Shell Oil of Canada
POTTERY BARN
Giving our best
Canada Safeway Limited

AllianceData.

Key Clients We work with the biggest brands in North America. Epsilon Private Label Loyalty One ©2010 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | Q3 2010 4

NYSE: ADS  |  Q3 2010 5
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Massive Layoffs and
Weakened Consumer
Confidence
Challenging
Regulatory
Environment
Contrarian Moves:
1) Grow Private Label
2) Spend $500 Million
on Buyback
Strength of Business Model
Macro:
Contrarian Moves:
1) Grow Private Label
2) Spend $1 Billion
on Buyback
Alliance
Data:
2008 2009 2010
Core EPS:
Liquidity Crisis
Record Liquidity
Raised
Credit Losses
Peak May 2009
Return Begins:
1) Private Label Over
Performance
2) Per Share Earnings
Acceleration (23%+)
Mitigated Impact of
Card Act; Addressed
Capital Requirements
2007
$3.88 $4.42 $4.64*                              >$5.70
2007-10
CAGR
14%
LoyaltyOne and
Epsilon Solid
LoyaltyOne and
Epsilon Solid
Great Recession
LoyaltyOne and
Epsilon Solid
*Excludes infrequently occurring items

NYSE: ADS  |  Q3 2010 6
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Trends
Double-digit Revenue Growth Across All 3 Businesses
LoyaltyOne:
•4 Quarters of Positive
Issuance Growth
• 100%  Sponsor Renewal
Rate
•New Sponsors YTD:
Whirlpool, Ontario Power
• Brazilian Pilot
Epsilon:
• Accelerating from ~10%
Revenue and Adjusted
EBITDA Growth in 1
st
Half
of Year
•Significant New Wins YTD:
Kraft, Dell, Unilever, AAA
•Acquisition of Equifax DMS
Private Label:
•Available Liquidity of $2.6
Billion
•Principal Loss Rates
Continue to Improve  (10%
Q2,09 9% Q2,10)
•Solid Growth in Credit Card
Receivables
•Regulatory Matters
Resolved Favorably
•Expect 4-5 New Wins:
David’s Bridal, MyPoints
• Operating Leverage + Buyback = ~20% Normalized EPS Growth
• Corporate Available Liquidity ~$500 Million; Moderate Leverage
• Sufficient Regulatory Capital at Private Label Banks
ADS:

NYSE: ADS  |  Q3 2010 7
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 YTD Operating Results
($MM, except per share data)
2009
Actual
2009
Pro Forma
1
2010
Actual
% Change
10/09PF
Revenue $937 $1,203 $1,333 11%
Net Income $57 $94 64%
Net Income Per Diluted
Share
$0.96 $1.67 74%
Adjusted EBITDA $274 $343 $410 20%
Core Earnings Per
Diluted Share
$2.12 $2.76 30%
Six Months Ended June 30,
1. 2009 revenue and adjusted EBITDA are shown pro forma to reflect the commercial presentation format effective
January 1, 2010.  Net income, net income per diluted share and core earnings per diluted share are not impacted by the change in accounting presentation.

NYSE: ADS  |  Q3 2010 8
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
2010 Guidance
($MM, except per share data)
2009
Pro Forma
2010
Guidance
%
Change
Revenue Reported
Normalized
1
$2,513
$2,478 $2,770
+10%
+12%
Adjusted EBITDA Reported
Normalized
1
$734
$717 $800
+9%
+12%
Core Earnings Per
Diluted Share
Reported
Normalized
1
$5.16
$4.64 $5.70 - $6.00
10%+
23%+
1. Excludes infrequently occurring items.

NYSE: ADS  |  Q3 2010 9
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Private Label:
Moderate Portfolio
Growth and Improving
Credit Losses =
Double-digit Growth in
Revenue and Adj.
EBITDA
Bank Dividends to
Resume
2011 Outlook
• Consolidated Double-digit Revenue and Adjusted EBITDA Growth
• Core EPS Growth ~20%
• Continued Divergence Between Unemployment and Credit Loss Rates
• Over $400 Million in Free Cash Flow
• Available Corporate Liquidity Expected to Grow to $900 Million by End of 2011
LoyaltyOne:
Solid Revenue
Growth Continues;
Adj. EBITDA
Growth Resumes
Epsilon:
Backlog of Wins and
DMS Acquisition
Drive Above
Average Growth
We expect:

NYSE: ADS  |  Q3 2010 10
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
New Share Repurchase Program
• Market Perceptions of ADS are Clouded by Ongoing Macro Concerns and
“Noise” Intended to Create Uncertainty
• New Share Repurchase Program Takes Advantage of Disconnect Between
Market vs. ADS Performance
• Announcement Continues Ongoing Repurchase Program; Since 2007, ADS
Has Spent $1.63 Billion to Repurchase 40% of Its Outstanding Common Shares
• Strong Forecasted Liquidity Allows ADS to Fully Execute the New Share
Repurchase Program Yet Reduce Its Operating Leverage from 2.5x to 2.0X by
End of 2011
New Repurchase Plan Announced Today -
Expands and Extends Program to $400 Million Through 2011

NYSE: ADS  |  Q3 2010 11
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Alliance Data’s Safe Harbor Statement and
Forward-Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including the anticipated effects of the CARD Act and those discussed in our filings with the Securities and
Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements”
that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on
Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s
Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

NYSE: ADS  |  Q3 2010 12
©2010 ADS Alliance Data Systems, Inc.
Confidential and Proprietary
Financial Measures
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the
Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, core earnings and core earnings per diluted share.
These non-GAAP financial measures exclude costs associated with the terminated merger with affiliates of
The Blackstone Group and other costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-
GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.